SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2010

Aviation Surveillance Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	20-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Xuang Mi Hu Road, Xi Yuan, Futian, Shenzhen, P.R.C.	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  086-13828-766-488

7437 S. Eastern Ave., #307, Las Vegas, Nevada 89123 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

Following the change in control discussed in Item 5.01, below, we closed an issue of 38,235,294 shares of common stock on March 15, 2010 to Alp Investments, Ltd.  Alp Investments, Ltd. acquired these shares in exchange for $65,000 at an approximate price of $0.0017 per share. These shares were issued pursuant to Section 4(2) of the Securities Act of 1933 and are restricted shares as defined in the Securities Act.  We did not engage in any general solicitation or advertising.

SECTION 5 – Corporate Governance and Management

Item 5.01	Changes in Control of Registrant

On March 15, 2010, Ms. Anusha Kumar, our President, Chief Executive Officer, Chief Financial Officer and sole director, agreed to sell all of her 11,798,803 shares of common stock in the company to Alp Investments, Ltd.  Following the private issuance of common stock described in Item 3.02, above, Alp Investments, Ltd. now holds shares of common stock which constitute approximately 91.43% of our total issued and outstanding stock.  Ms. Kumar transferred her shares  in exchange for total consideration of $20,000.  The source of the consideration paid to Ms. Kumar was the existing funds of Alp Investments, Ltd.  The sale of these shares was exempt from registration under Section 4(2) of the Securities Act.

In connection with the sale of her controlling interest in the company, Ms. Kumar appointed Mr. Eden Ho to the board of directors and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control and the private issuance of common stock described in Item 3.02, above, the following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of March 15, 2010 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on  54,724,119 shares of Common Stock issued and outstanding after giving effect to the private issuance of common stock described in Item 3.02, above.
Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Eden Ho, sole officer and director 701 Xiang Mi Hu Road Xi Yuan, Futian Dist., Shenzhen Peoples Republic of China	0	0%
	All Officers and Directors as a Group	0	0%

	Other 5% owners
Common	Alp Investments, Ltd.1 1 Mapp Street Belize City, Belize, Central America	50,034,097	91.43%

 Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

1 Millcove Management, Inc. is the shareholder of Alp Investments, Ltd.  Michele Celestine, Kavorn Kyte-Williams, and Jan Moran are the Directors of Millcove Management, Inc.  In their capacities as the Directors of Millcove Management, Inc., these individuals exercise voting and investment power with respect to the securities held by Alp Investments, Ltd.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Annual Report on Form 10-K filed November 12, 2009, the Company’s Quarterly Report on Form 10Q filed December 11, 2009, and the Company’s Registration Statement on Form SB-2 filed August 30, 2007, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 15, 2010, the board of directors appointed Eden Ho to act as a member of our board of directors and accepted the resignation of Anusha Kumar as our sole officer and director.   There was no known disagreement with Ms. Kumar regarding our operations, policies, or practices.  Following the appointment of Mr. Ho and the resignation of Ms. Kumar, Eden Ho is now the sole member of our board of directors.  Also on March 15, 2010, the board of directors appointed Mr. Ho to act as our President, Secretary / Treasurer, Chief Executive Officer, and Chief Financial Officer.

Mr. Eden Ho is currently a business consultant in the electronic field focusing on power supply management of semiconductors. Mr. Ho has past experience in this field as a sales manager, forecast analyst and marketing manager at Advanced Analogic Technologies Inc. Mr. Ho has previous marketing experience in implementing and overseeing communications programs of existing and new electronic product lines. Mr. Ho has a B.A. in economics from the University of Victoria.

There are no family relationships any of our current or former directors or executive officers.

Our newly-appointed sole officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.  At this time, we do not have any employment agreements or other compensation arrangements with our sole officer and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aviation Surveillance Systems, Inc.

/s/ Eden Ho
Eden Ho
President, Chief Executive Officer
Date: March 17, 2010